Commitments and Contingent Liabilities	6 Months Ended
Jun. 30, 2017
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 7:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Charges:

As of June 30, 2017, the Company has two lines of credit with Israeli banks for total borrowings of up to $3 million, all of which was undrawn as of June 30, 2017. These lines of credit are unsecured and available subject to the Company maintenance of a 30% ratio of total tangible shareholders’ equity to total tangible assets and that the total credit use will be less than 70% of the Company and its subsidiaries’ receivables. Interest rates across these credit lines varied from 0.2% to 2.3% as of June 30, 2017.

b.	Purchase commitments:

As of June 30, 2017, the Company estimates purchase commitments from vendors in the amount of $11,491.

c.	Litigation:

From time to time, the Company is party to various legal proceedings, claims and litigation that arise in the normal course of business. It is the opinion of management that the ultimate outcome of these matters will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

d.	Royalty Commitments:

Under the Company’s agreement for purchasing print heads and other products, which was amended and restated in 2015, the Company is obligated to pay royalties at a rate set forth in the agreement up to an agreed maximum amount of the Company’s annual ink revenues.

Royalty expenses for the six months ended June 30, 2017 and 2016 were $312.

e.	Guarantees:

As of June 30, 2017, the Company provided two bank guarantees in a total amount of $393 for its rented facilities.